                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement: No. 28                    Dated: February 24, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $25,000,000                 Issue Price: 100%

Original Issue Date: February 27, 1997        Stated Maturity Date: August 25,
                                              2000

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:[ ] Commercial Paper Rate [X] LIBOR [ ] Treasury Rate
          [ ] Federal Funds Rate [ ] Prime Rate [ ] Other: Fixed

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 25th day of February, May, August and November of each year, beginning May 27, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 25th day of February, May, August and November of each year, beginning May 27, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement: No. 28                    Dated: February 24, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



Initial Interest Rate: 5.61438%

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                    Minimum Interest Rate: N/A

Spread (+/-): +.13%                           Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:
     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .16%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 28
                       UNDER MTN-SERIES G PROGRAM: $1,050,750,000.00.
                   b)  CUSIP #42333HGM8

Agent:  Merrill Lynch & Co.
        250 Vesey Street
        New York, NY 10281

                                               Rule 424(b)(3)
                                               File No. 33-62479

Pricing Supplement: No. 29                     Dated: February 24, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $30,000,000                  Issue Price: 100%

Original Issue Date: February 27, 1997         Stated Maturity Date: March 1,
                                               1999

Form: [X] Book-Entry  [] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [] Commercial Paper Rate [X] LIBOR [] Treasury Rate
             [] Federal Funds Rate [] Prime Rate [] Other: Fixed

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 1st day of March, June, September and December of each year, beginning June 2, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 1st day of March, June, September and December of each year, beginning June 2, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

                                                Rule 424(b)(3)
                                                File No. 33-62479

Pricing Supplement: No. 29                      Dated: February 24, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



Initial Interest Rate: 5.53438%

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                      Minimum Interest Rate: N/A

Spread (+/-): +.05%                             Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:
     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .0944%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 29
                       UNDER MTN-SERIES G PROGRAM: $1,075,750,000.00.
                   b)  CUSIP #42333HGN6

Agent:  Lehman Brothers Inc.
        Three World Financial Center
        12th Floor
        New York, New York 10285

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement No. 30                     Dated: February 25, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $10,000,000                 Issue Price: 100%

Original Issue Date: February 28, 1997        Stated Maturity Date: February 26,
                                              1999
Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:[ ] Commercial Paper Rate [X] LIBOR [ ] Treasury Rate
          [ ] Federal Funds Rate [ ] Prime Rate [ ] Other: Fixed

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 26th day of February, May, August and November of each year, beginning May 27, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 26th day of February, May, August and November of each year, beginning May 27, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement: No. 30                    Dated: February 25, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



Initial Interest Rate: 5.55%

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                    Minimum Interest Rate: N/A

Spread (+/-): +.05%                           Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:
     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .094%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 30
                       UNDER MTN-SERIES G PROGRAM: $1,105,750,000.00.
                   b)  CUSIP #42333HGP1

Agent:  First Chicago Capital Markets, Inc.
        One First National Plaza
        Chicago, IL 60670

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement No.: 31                    Dated: February 25, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Fixed Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $10,000,000            Issue Price: 100%

Original Issue Date: February 28, 1997   Stated Maturity Date: February 28, 2002

Form: [X] Book-Entry  [ ] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [ ] Yes [ ] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [ ] Commercial Paper Rate [ ] LIBOR [ ] Treasury Rate
             [ ] Federal Funds Rate [ ] Prime Rate [X] Other: Fixed

Interest Reset Period: N/A

Interest Payment Period: Semi-Annually

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
N/A

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 28th day of February and August of each year, beginning August 28, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): N/A

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement: No. 31                    Dated: February 25, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



Initial Interest Rate: 6.58%

Index Maturity: N/A.

Day Count Convention: 30/360

Maximum Interest Rate: N/A                    Minimum Interest Rate: N/A

Spread (+/-): N/A                             Spread Multiplier: N/A

Optional Redemption: [ ] Yes [X] No
     Initial Redemption Date:
     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [ ] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [ ] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .21%.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 31
                       UNDER MTN-SERIES G PROGRAM: $1,115,750,000.00.
                   b)  CUSIP #42333HGQ9

Agent:  UBS Securities, Inc.
        299 Park Avenue
        New York, New York 10171-0026

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement No. 32                     Dated: February 26, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



U.S.$2,500,000,000

Heller Financial, Inc.

Medium-Term Notes, Series G

(Registered Notes - Floating Rate)
Due From Nine Months to Thirty Years From Date of Issue

Principal Amount: $25,000,000                 Issue Price: 100 %

Original Issue Date: March 3, 1997            Stated Maturity Date: September 3,
                                              1999

Form: [X] Book-Entry  [] Certificated

Depositary: Depository Trust Company

Specified Currency:  U.S. Dollars
     (If other than U.S. Dollars, see attached)

Option to Receive Payments in Specified Currency: [] Yes [] No
     (Applicable only if Specified Currency is other than U.S. Dollars)

Authorized Denominations:
     (Applicable only if Specified Currency is other than U.S. Dollars)

Base Rate:   [] Commercial Paper Rate [X] LIBOR [] Treasury Rate
             [] Federal Funds Rate [] Prime Rate [] Other:

Interest Reset Period: Quarterly

Interest Payment Period: Quarterly

Interest Reset Dates: (If other than as specified in the Prospectus Supplement):
The 3rd day of March, June, September and December of each year, beginning June 3, 1997, up to but excluding the Stated Maturity Date.

Interest Payment Dates: (If other than as specified in the Prospectus Supplement): The 3rd day of March, June, September and December of each year, beginning June 3, 1997, up to and including the Stated Maturity Date.

Interest Determination Date(s): Two London Banking Days prior to each Interest Reset Date.

                                              Rule 424(b)(3)
                                              File No. 33-62479

Pricing Supplement: No. 32                    Dated: February 26, 1997
(To Prospectus dated October 6, 1995
Prospectus Supplement dated October 17, 1995)



Initial Interest Rate:To be determined

Index Maturity: 3 Month.

Day Count Convention: Act/360

Maximum Interest Rate: N/A                    Minimum Interest Rate: N/A

Spread (+/-): +.075%                          Spread Multiplier: N/A

Optional Redemption: [] Yes [X] No
     Initial Redemption Date:
     The Redemption Price shall initially be   % of the principal amount of the
     Note to be redeemed and shall decline at each anniversary of the Initial
     Redemption Date by   % of the principal amount to be redeemed until the
     Redemption Price is 100% of such principal amount.

Optional Repayment: [] Yes [X] No
     Optional Repayment Dates:
     Optional Repayment Prices:

Repayment Provisions:
     (If other than as specified in the Prospectus Supplement)

Discount Note: [] Yes [X] No
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period OID:
Calculation Agent: Heller Financial, Inc.
Exchange Rate Agent: N/A
Recognized Foreign Exchange Dealers: N/A
Discount or Commission: .115 %.

Other Provisions:  a)  AMOUNT ISSUED TO DATE, PRIOR TO PRICING SUPPLEMENT NO. 32
                       UNDER MTN-SERIES G PROGRAM: $1,125,750,000.00.
                   b)  CUSIP #42333HGR7

Agent:  Citibank Securities, Inc.
        399 Park Avenue
        7th Floor
        New York, New York 10043